EXHIBIT 10.3












                      SHARE TRANSFER RESTRICTION AGREEMENT

                                  BY AND AMONG

                              W.W. GRAINGER, INC.,

                THE SHAREHOLDERS OF MOUNTAIN CAPITAL CORPORATION
                      LISTED AS "ORIGINAL MCC SHAREHOLDERS"
                          ON THE SIGNATURE PAGES HERETO

                                       AND

                   THE PERSONS LISTED AS "OTHER SHAREHOLDERS"
                          ON THE SIGNATURE PAGES HERETO




                           Dated of February 28, 2002




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                      SHARE TRANSFER RESTRICTION AGREEMENT

     This SHARE TRANSFER RESTRICTION AGREEMENT (this "Agreement") is made and entered into as of the 28th day of February, 2002, among (i) W.W. Grainger, Inc., an Illinois corporation ("GWW"), (ii) the shareholders of Mountain Capital Corporation, a Nevada corporation ("MCC"), which shareholders are listed as "Original MCC Shareholders" on the signature pages hereto (collectively, the "Original MCC Shareholders"), and (iii) the Persons listed as the "Other Shareholders" on the signature pages hereto (together with the Original MCC Shareholders, the "Restricted Signatories").

                              W I T N E S S E T H:

     A. GWW, MCC and the Original MCC Shareholders are parties to that certain Purchase Agreement dated as of the date hereof (the "Purchase Agreement") which contemplates, among other things, the following transactions: (i) the sale by MCC to GWW of certain assets of MCC, consisting of 4,801,600 shares of GWW Common Stock (as hereinafter defined) and cash (collectively, the "Purchased Assets"), and in exchange for the Purchased Assets, the transfer by GWW to MCC of shares of GWW Common Stock (the "Original New GWW Shares") in a number to be determined pursuant to the terms of the Purchase Agreement (the "Acquisition"),
(ii) the execution and delivery by GWW, MCC, the Original MCC Shareholders and the Escrow Agent (as hereinafter defined) of that certain Escrow Agreement, dated as of the date hereof (the "Escrow Agreement"), which provides for the pledge by MCC of ten percent (10%) of the Original New GWW Shares received by MCC in the Acquisition (the "Escrow Shares"), and the pledge by the Original MCC Shareholders of the Escrow Shares, to GWW pursuant to the terms of the Escrow Agreement to serve as security for the obligations and liabilities of MCC and the Original MCC Shareholders under Article VII of the Purchase Agreement and
(iii) immediately following the Acquisition, the distribution by MCC of all of its assets, consisting of the Original New GWW Shares and certain Excluded Assets (as defined in the Purchase Agreement), to the Original MCC Shareholders pursuant to a complete liquidation of MCC (the "Liquidation").

     B. In connection with the Liquidation, each Original MCC Shareholder is receiving the number of Original New GWW Shares set forth in the schedule that such Original MCC Shareholder has previously provided to GWW as contemplated by
Section 6.4.

     C. The Purchase Agreement requires the Restricted Signatories and GWW to execute and deliver this Agreement at, and as a condition to, the Closing (as hereinafter defined).

     D. GWW would not be willing to enter into the Purchase Agreement and consummate the Acquisition unless each Restricted Signatory agreed to restrict the Transfer (as hereinafter defined) of shares of GWW Common Stock and certain other securities now or hereafter owned or controlled by such Restricted Signatory in accordance with the terms and conditions of this Agreement.

     E. Each Restricted Signatory is benefiting, directly or indirectly, from the Acquisition and has determined that the execution, delivery and performance of this Agreement is advisable and in the best interests of such Restricted Signatory and, if applicable, such Restricted Signatory's shareholders, custodians or beneficiaries.



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     NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

     1.1 Definitions. The following terms shall have the following meanings for the purposes of this Agreement:

     "Acquisition" shall have the meaning set forth in the recitals hereto.

     "Affiliate" shall mean, with respect to any specified Person, (i) any other Person which, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person,
(ii) any other Person which is a director, officer or partner, or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, of the specified Person or a Person described in clause (i) of this paragraph, (iii) another Person of which the specified Person is a director, officer or partner or is, directly or indirectly, the beneficial owner of ten percent (10%) or more of any class of equity securities, (iv) another Person in which the specified Person has a substantial beneficial interest or as to which the specified Person serves as trustee or in a similar capacity or (v) any relative or spouse of the specified Person or any of the foregoing Persons, any relative of such spouse or any spouse of any such relative. For purposes of this Agreement, GWW shall not be deemed an Affiliate of any Restricted Signatory or Permitted Transferee.

     "Agreement" shall have the meaning set forth in the preamble hereto.

     "Anniversary" shall mean an annual anniversary of the Closing Date.

     "Bank" shall mean (i) a bank (as defined in section (3)(a)(2) of the Securities Act), (ii) a savings and loan association described in section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity, (iii) a broker or dealer registered pursuant to section 15 of the Exchange Act or (iv) an insurance company (as defined in section 2(13) of the Securities Act).

     "Blackout Period" shall mean any of the following periods during a fiscal year of GWW: (i) the period from and including the last Friday prior to the end of the first fiscal quarter through and including the sixteenth day of the second fiscal quarter, (ii) the period from and including the last Friday prior to the end of the second fiscal quarter through and including the sixteenth day of the third fiscal quarter, (iii) the period from and including the last Friday prior to the end of the third fiscal quarter through and including the sixteenth day of the fourth fiscal quarter and (iv) the period from and including the first Friday of the first fiscal quarter through and including the twenty-first day after the first Friday of the first fiscal quarter.

     "Bona Fide Pledgee" shall have the meaning set forth in Section 5.1(g).



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     "Business Day" shall mean any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which banks located in Chicago, Illinois are authorized or required to be closed for business.

     "Charitable Organization" shall mean an organization that qualifies as a tax exempt organization pursuant to 501(c)(3) of the United States Internal Revenue Code of 1986, as it may be amended from time to time.

     "Closing" shall mean the consummation of the Acquisition in accordance with Article VI of the Purchase Agreement.

     "Closing Date" shall mean the date on which the Closing occurs.

     "Contract" shall mean any contract, arrangement, commitment, understanding, lease, sales order, purchase order, agreement, warranty, indenture, mortgage, note, bond, right, warrant or instrument, whether written or verbal.

     "Election Notice" shall have the meaning set forth in Section 4.1(b).

     "Election Period" shall mean, with respect to any proposed Transfer of Offered Shares (other than a Transfer described in Section 5.1), the period beginning on the day GWW receives a Transfer Notice from a Slavik Shareholder notifying GWW of such proposed Transfer and ending on (i) the fourteenth day following GWW's receipt of such Transfer Notice, if more than 100,000 Offered Shares are proposed to be Transferred, or (ii) subject to the last sentence of this paragraph, the seventh day following GWW's receipt of such Transfer Notice, if 100,000 or fewer Offered Shares are proposed to be Transferred; provided that if the Election Period determined in accordance with clause (i) or (ii) above would otherwise end on a day that is within a Blackout Period, the Election Period shall end on the third Business Day following the end of such Blackout Period. Notwithstanding anything to the contrary set forth in the preceding sentence, if the Slavik Shareholder providing such Transfer Notice to GWW has, within the prior thirty (30) days, provided a Transfer Notice to GWW for which a seven (7) day Election Period was applicable pursuant to clause (ii) above, then a seven (7) day Election Period shall not apply to such proposed Transfer (if and to the extent such proposed Transfer, when aggregated with the proposed Transfer(s) described in such earlier Transfer Notice for which a seven (7) day Election Period was applicable, exceeds 100,000 Offered Shares) and the Election Period shall end on the fourteenth day following GWW's receipt of the Transfer Notice with respect to such proposed Transfer (unless such day is within a Blackout Period, in which case the Election Period shall end on the third Business Day following the end of such Blackout Period), regardless of the number of Offered Shares proposed to be Transferred.

     "Escrow Agent" shall mean American National Bank and Trust Company of Chicago, a national banking association.

     "Escrow Agreement" shall have the meaning set forth in the recitals hereto.

     "Escrow Fund" shall have the meaning assigned to such term in the Escrow Agreement.

     "Escrow Shares" shall have the meaning set forth in the recitals hereto.



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     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     "Family Transferee" shall mean James D. Slavik, John H. Slavik, Paul A. Slavik and Susan Slavik Williams, and any descendants or spouses of the foregoing and the spouses of any such descendants.

     "Glenview State Bank" shall mean Glenview State Bank, an Illinois banking corporation.

     "Governmental Authority" shall mean the government of the United States or any foreign country or any state or political subdivision of the United States or any foreign country and any other entity, body, agency or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any quasi-governmental entity established to perform such functions.

     "GWW" shall have the meaning set forth in the preamble hereto.

     "GWW Common Stock" shall mean the Common Stock, par value $.50 per share, of GWW.

     "GWW Indemnified Parties" shall mean GWW, each of its Subsidiaries and Affiliates and each of their respective officers, directors, shareholders, employees, agents and representatives; provided, that in no event shall any Restricted Signatory or Slavik Shareholder be deemed a GWW Indemnified Party.

     "Indemnified Person" shall mean the Person or Persons entitled to, or claiming a right to, indemnification under Article VIII.

     "Indemnifying Person" shall mean the Person or Persons claimed by the Indemnified Person to be obligated to provide indemnification under Article VIII.

     "Law" shall mean any law (including the common law), statute, regulation, ordinance, rule, order, decree, judgment, consent decree, settlement agreement or governmental requirement enacted, promulgated, entered into, agreed or imposed by any Governmental Authority.

     "Liability" shall mean any past, present or future liability or obligation (whether known or unknown, whether asserted or unasserted, whether absolute, fixed, contingent or otherwise, whether accrued or unaccrued, whether liquidated or unliquidated, and whether due or to become due), including any liability or obligation for Taxes.

     "Lien" shall mean any lien, mortgage, charge, restriction, pledge, security interest, option, lease, sublease or right of any third party.

     "Liquidation" shall have the meaning set forth in the recitals hereto.

     "Loss" or "Losses" shall mean any and all losses, Liabilities, costs, claims, damages, penalties and expenses (including reasonable attorneys' fees and expenses and reasonable costs of investigation and litigation). In the event any of the foregoing are indemnifiable hereunder, the terms "Loss" and "Losses" shall include any and all reasonable attorneys' fees and expenses and reasonable costs of investigation and litigation incurred by the Indemnified Person in enforcing such indemnity.



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     "Market Price" shall have the meaning set forth in Section 3.2.

     "Market Value" shall mean the closing per share sale price for shares of GWW Common Stock on the trading day immediately prior to the relevant date as reported in the composite transactions for the New York Stock Exchange.

     "MCC" shall mean Mountain Capital Corporation, a Nevada corporation.

     "MCC Shareholder" shall mean (i) any Original MCC Shareholder or (ii) any MCC Shareholder Transferee.

     "MCC Shareholder Transferee" shall mean a Permitted Transferee who shall own New GWW Shares received from a MCC Shareholder pursuant to and in accordance with Section 5.1(a).

     "New GWW Shares" shall mean (i) the Original New GWW Shares (including the Escrow Shares) and (ii) all shares of capital stock or other securities, whether issued by GWW or otherwise, issued or paid as dividends or other distributions on or in respect of Original New GWW Shares or other shares of capital stock or securities otherwise constituting New GWW Shares.

     "Offer Price" shall have the meaning set forth in Section 3.2.

     "Offered Shares" shall have the meaning set forth in Section 3.2.

     "Original MCC Shareholder" shall have the meaning set forth in the preamble hereto.

     "Original New GWW Shares" shall have the meaning set forth in the recitals hereto.

     "Original Owner" of any Restricted Shares shall mean the Restricted Signatory that owned such Restricted Shares on the date hereof (or if such Restricted Shares did not exist on the date hereof, the Restricted Signatory that owned the Restricted Shares that did exist on the date hereof with respect to which the Restricted Shares in question were distributed).

     "Other Slavik Shares" shall mean (i) all shares of GWW Common Stock (other than New GWW Shares) now or hereafter beneficially owned by a Restricted Signatory, (ii) all shares of GWW Common Stock (other than New GWW Shares) which are hereafter beneficially owned by a Slavik Transferee and which were received from a Slavik Shareholder and (iii) all shares of capital stock or other securities, whether issued by GWW or otherwise, issued or paid as dividends or other distributions on or in respect of shares of GWW Common Stock or other shares of capital stock or securities otherwise constituting Other Slavik Shares.



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     "Permitted Transferee" shall mean (i) a Family Transferee, (ii) the custodian under any Uniform Transfers to Minors Act or similar law for a minor who is a Family Transferee, (iii) a trust (including a voting trust), other than a Charitable Organization, of which one or more Family Transferees and/or Charitable Organizations are the sole beneficiaries, (iv) a corporation of which one or more Family Transferees or such Family Transferees' Permitted Transferees (as determined under this definition of "Permitted Transferee") collectively beneficially own a majority of the combined voting power of the outstanding capital stock entitled to vote for the election of directors, a partnership of which one or more Family Transferees or such Family Transferees' Permitted Transferees (as determined under this definition of "Permitted Transferee") collectively beneficially own a majority of the partnership interests entitled to participate in the management of the partnership, a member managed limited liability company of which one or more Family Transferees or such Family Transferees' Permitted Transferees (as determined under this definition of "Permitted Transferee") collectively beneficially own a majority of the outstanding member interests entitled to participate in the management of the limited liability company, or a manager managed limited liability company of which a majority of the managers entitled to participate in decisions with respect to the voting or disposition by the limited liability company of the Restricted Shares are either Family Transferees or such Family Transferees' Permitted Transferees (as determined under this definition of "Permitted Transferee"), (v) the estate of a Family Transferee, or the executor, administrator or personal representative of the estate of a Family Transferee or
(vi) the guardian, conservator, or custodian of any Family Transferee adjudged disabled by a court of competent jurisdiction. For purposes of this definition of "Permitted Transferee":

                  (A) The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

                  (B) Each joint owner of Restricted Shares shall be considered a holder of such shares who must qualify as a Permitted Transferee.

                  (C) Each reference to a corporation or limited liability company shall include any successor corporation or limited liability company resulting from merger, consolidation, reorganization or recapitalization; each reference to a partnership shall include any successor partnership resulting from the death or withdrawal of a partner; each reference to a trustee, executor or any other personal representative shall include any successor trustee, successor executor or successor personal representative.

In this Agreement, a "Permitted Transferee" of a Person shall mean a Permitted Transferee who shall own Restricted Shares received, directly or indirectly, from such Person pursuant to one or more Transfers made pursuant to and in accordance with Section 5.1(a).

     "Person" shall mean any individual, corporation, proprietorship, firm, partnership, limited partnership, limited liability company, trust, association or other entity.

     "Purchase Agreement" shall have the meaning set forth in the recitals hereto.

     "Purchased Assets" shall have the meaning set forth in the recitals hereto.

     "Restricted Shares" shall mean the New GWW Shares and the Other Slavik Shares.

     "Restricted Signatories" shall have the meaning set forth in the preamble hereto.



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     "Rule 144" shall mean Rule 144 as promulgated by the SEC under the
Securities Act, as such rule may be amended from time to time, or any similar successor rule that may be promulgated by the SEC.

     "SEC" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar successor federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

     "Securities Act Legend" shall have the meaning assigned to such term in the Purchase Agreement.

     "Share Transfer Restriction Agreement Legend" shall have the meaning set forth in Section 9.1.

     "Slavik Shareholder" shall mean (i) any Restricted Signatory or (ii) any Slavik Transferee.

     "Slavik Transferee" shall mean a Permitted Transferee who shall own New GWW Shares or Other Slavik Shares received from a Slavik Shareholder pursuant to and in accordance with Section 5.1(a).

     "Subsidiary" shall mean, with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, of which (i) such Person or any other Subsidiary of such Person is a general partner or (ii) at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is, directly or indirectly, owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and any one or more of its Subsidiaries.

     "Taxes" shall mean all taxes, charges, fees, duties (including customs duties), levies or other assessments, including income, gross receipts, net proceeds, ad valorem, turnover, real and personal property (tangible and intangible), sales, use, franchise, excise, goods and services, value added, stamp, leasing, lease, user, transfer, fuel, excess profits, occupational, interest equalization, windfall profits, severance, license, payroll, environmental, capital stock, disability, employee's income withholding, other withholding, unemployment and Social Security taxes, which are imposed by any Governmental Authority, and such term shall include any interest, penalties or additions to tax attributable thereto.

     "Transfer" shall mean (i) when used as a noun, any sale, transfer, conveyance, grant (including a grant of a security interest), encumbrance, pledge, hypothecation, gift, donation, bequest, devise or other disposition, whether direct or indirect, whether or not for value, and shall include any disposition of the economic or other risks of ownership of Restricted Shares, including (A) a liquidation, dissolution or winding up of the Slavik Shareholder or (B) the sale, transfer, conveyance, grant, encumbrance, pledge, hypothecation, gift, donation, bequest, devise or other disposition, whether direct or indirect, whether or not for value, of options, warrants or rights to acquire, or other securities convertible into, Restricted Shares, in which case the number of shares of Restricted Shares which such options, warrants or rights give a right to acquire, or into which such other securities are convertible, shall be deemed to have been Transferred and (ii) when used as a verb, making or effecting any of the foregoing.



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     "Transfer Notice" shall have the meaning set forth in Section 3.1(a).

     "Transferring Shareholder" shall have the meaning set forth in Section 3.2.

     1.2 Interpretation. The headings preceding the text of Articles and Sections included in this Agreement and the headings to Schedules attached to this Agreement are for convenience only and shall not be deemed part of this Agreement or be given any effect in interpreting this Agreement. The use of the masculine, feminine or neuter gender or the singular or plural form of words herein shall not limit any provision of this Agreement. The use of the terms "including" or "include" shall in all cases herein mean "including, without limitation" or "include, without limitation," respectively. Reference to any Person includes such Person's successors and assigns to the extent such successors and assigns are permitted by the terms of any applicable agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually. Reference to any agreement (including this Agreement), document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof. Reference to any Law means such Law as amended, modified, codified, replaced or re-enacted, in whole or in part, including rules, regulations, enforcement procedures and any interpretations promulgated thereunder. Underscored references to Articles, Sections, Subsections or Schedules shall refer to those portions of this Agreement. The use of the terms "hereunder," "hereof," "hereto" and words of similar import shall refer to this Agreement as a whole and not to any particular Article, Section or clause of or Exhibit or Schedule to this Agreement. No specific representation, warranty or covenant contained herein shall limit the generality or applicability of a more general representation, warranty or covenant contained herein. A breach of or inaccuracy in any representation, warranty or covenant shall not be affected by the fact that any more general or less general representation, warranty or covenant was not also breached or inaccurate. The word "class" when used by reference to securities or Restricted Shares shall have the meaning as set forth in Section 12 of the Exchange Act.

                                   ARTICLE II

                          RESTRICTIONS ON TRANSFERS OF
                                 NEW GWW SHARES

     2.1 Restrictions On Transfers of New GWW Shares. In addition to complying with Rule 144 and all other Transfer restrictions and other requirements under any other Law, in each case if and to the extent applicable, each MCC Shareholder shall comply with the following restrictions on Transfers of New GWW Shares following the Closing:

     (a) During the period from and after the date hereof and through and including the first Anniversary, no MCC Shareholder shall Transfer, and no MCC Shareholder shall permit any Permitted Transferee of such MCC Shareholder to Transfer, any New GWW Shares;



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     (b) During the period from and after the first Anniversary through and including the second Anniversary, no MCC Shareholder shall Transfer, and no MCC Shareholder shall permit any Permitted Transferee of such MCC Shareholder to Transfer, New GWW Shares in an aggregate number, for all such Transfers by such MCC Shareholder and its Permitted Transferees, greater than twenty-five percent (25%) of the New GWW Shares received by such MCC Shareholder pursuant to the Liquidation (including the Escrow Shares of such MCC Shareholder held by the Escrow Agent);

     (c) During the period from and after the second Anniversary through and including the third Anniversary, no MCC Shareholder shall Transfer, and no MCC Shareholder shall permit any Permitted Transferee of such MCC Shareholder to Transfer, New GWW Shares in an aggregate number, for all such Transfers by such MCC Shareholder and its Permitted Transferees, greater than the remainder of (i) fifty percent (50%) of the New GWW Shares received by such MCC Shareholder pursuant to the Liquidation (including the Escrow Shares of such MCC Shareholder held by the Escrow Agent) less (ii) the total New GWW Shares Transferred by such MCC Shareholder and its Permitted Transferees during the period and within the limitations set forth in Section 2.1(b);

     (d) During the period from and after the third Anniversary through and including the fourth Anniversary, no MCC Shareholder shall Transfer, and no MCC Shareholder shall permit any Permitted Transferee of such MCC Shareholder to Transfer, New GWW Shares in an aggregate number, for all such Transfers by such MCC Shareholder and its Permitted Transferees, greater than the remainder of (i) seventy-five percent (75%) of the New GWW Shares received by such MCC Shareholder pursuant to the Liquidation (including the Escrow Shares of such MCC Shareholder held by the Escrow Agent) less (ii) the total New GWW Shares Transferred by such MCC Shareholder and its Permitted Transferees during the period and within the limitations set forth in Section 2.1(b) and (c);

     (e) After the fourth Anniversary, each MCC Shareholder and each Permitted Transferee of such MCC Shareholder may Transfer any or all of the New GWW Shares (other than the Escrow Shares);

provided that (i) each such Transfer of New GWW Shares shall be subject to all of the provisions of this Agreement, including Articles III, IV and V, (ii) no MCC Shareholder may Transfer any New GWW Shares constituting Escrow Shares unless and until such shares have been released from the Escrow Fund and distributed to such MCC Shareholder by the Escrow Agent pursuant to the terms of the Escrow Agreement, (iii) any Transfer of New GWW Shares described in Section 5.1(a), (c), (d), (e) or (f) shall not be included in determining compliance by any MCC Shareholder with the provisions of this Article II and (iv) any Transfer of New GWW Shares described in Section 5.1(g) shall not be included in determining compliance by any MCC Shareholder with the provisions of this
Article II, provided that (A) any subsequent foreclosure or similar action resulting in such a Transfer of any or all of the New GWW Shares to, by, on behalf of, or for the benefit of the Bona Fide Pledgee, are made in accordance with Rule 144 (and, in any event, no such foreclosure or similar action shall be made prior to the first Anniversary) and (B) on the date the MCC Shareholder makes, grants or enters into the bona fide pledge constituting such a Transfer, the amount of the bona fide indebtedness secured by such pledge does not exceed eighty-five percent (85%) of the aggregate Market Value of the New GWW Shares pledged as collateral security for such indebtedness.



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                                  ARTICLE III

                               NOTICES OF TRANSFER

     3.1 Requirement to Provide Transfer Notice.


     (a) Subject to Section 3.1(b), during the period from the Closing Date to the tenth Anniversary:


         (i) No Slavik Shareholder shall Transfer any New GWW Shares without first providing a written notice (a "Transfer Notice") to GWW complying with this Article III.

         (ii) No Slavik Shareholder shall Transfer any Other Slavik
Shares in a negotiated private transaction effected by or on behalf of such Slavik Shareholder or in any other manner other than pursuant to a "brokers transaction" (within the meaning of section 4(4) of the Securities Act) or a transaction directly with a "market maker" (as that term is defined in section 3(a)(38) of the Securities Act) as contemplated by Rule 144 without first providing a Transfer Notice to GWW complying with this Article III.

     (b) Notwithstanding anything to the contrary set forth in Section 3.1(a),
(i) no Transfer Notice shall be required to be provided by a Slavik Shareholder to GWW in connection with any Transfer of New GWW Shares or Other Slavik Shares described in Section 5.1(d), (e) or (f), (ii) no Transfer Notice shall be required to be provided by a Slavik Shareholder to GWW in connection with any Transfer of Other Slavik Shares described in Section 5.1(c), provided that the Other Slavik Shares so Transferred by such Slavik Shareholder do not exceed 1,000 shares in the aggregate during any twelve-month period prior to the tenth Anniversary and (iii) any Transfer Notice required to be provided by a Slavik Shareholder to GWW in connection with any Transfer described in Section 5.1(a),
(b), (c) or (g) shall be provided by such Slavik Shareholder to GWW not less than three (3) Business Days following such Transfer.

     3.2 Contents of Transfer Notice. Subject to the last sentence of this
Section 3.2, each Transfer Notice to be provided by a Slavik Shareholder (each, a "Transferring Shareholder") to GWW shall be substantially in the form set forth in Exhibit A and shall indicate the Transferring Shareholder's good faith intention to make a Transfer of Restricted Shares and shall set forth (i) the method of making the proposed Transfer; (ii) the number of Restricted Shares proposed to be Transferred by such Transferring Shareholder (the "Offered Shares"), (iii) the name and mailing address of the proposed purchaser or proposed transferee, as the case may be, (iv) if the proposed Transfer is a proposed sale, the proposed purchase price per share of the Offered Shares (the "Offer Price") and (v) the other terms and conditions of the proposed Transfer; provided that (i) if the proposed Transfer of Offered Shares is to be made pursuant to a "brokers transaction" (within the meaning of section 4(4) of the Securities Act) or a transaction directly with a "market maker" (as that term is defined in section 3(a)(38) of the Securities Act) as contemplated by Rule 144, the Transfer Notice may state that the proposed purchaser(s) are open market purchasers (in which case no address need be provided) and (ii) instead of specifying an Offer Price, the Transfer Notice may state that the proposed purchase price per share of the Offered Shares shall be (A) the market price for shares of GWW Common Stock on the New York Stock Exchange at the time of the Transfer, (B) the market price for shares of GWW Common Stock on the New York

Stock Exchange at the time of the Transfer but not less than a specified amount,
(C) a price calculated based on a specified premium (or discount) over (or under) the market price for shares of GWW Common Stock on the New York Stock Exchange at the time of the Transfer, (D) a price calculated based on an average of the market price for shares of GWW Common Stock on the New York Stock Exchange over a specified time period prior to the Transfer, (E) a price calculated using a specified and determinable formula similar to any of the foregoing based on the market price for shares of GWW Common Stock on the New York Stock Exchange at or prior to the Transfer or (F) a price calculated using any of the foregoing formulas but not less than a specified amount (each referred to herein as a "Market Price"); provided that if the Transfer Notice merely states that the proposed purchase price per share of the Offered Shares shall be "at market" or "at the market price," without specifying the method of calculating the Market Price, then the Market Price shall be deemed to be the market price for shares of GWW Common Stock on the New York Stock Exchange at the time of the Transfer. In the case of a Transfer Notice to be provided by a Slavik Shareholder to GWW in connection with a Transfer described in Section 5.1(a), (b), (c) or (g) that has been consummated, the Transfer Notice shall identify the date that such Transfer occurred and shall set forth the same information with respect to such Transfer as is described in the first sentence of this Section 3.2 (other than the information described in clause (iv) thereof)).

                                   ARTICLE IV

                             RIGHT OF FIRST REFUSAL

     4.1 Right of GWW to Purchase.

     (a) No Transfer of Offered Shares (other than a Transfer described in
Section 5.1) shall be made except in accordance with this Article IV.

     (b) Subject to Section 4.1(c), during the Election Period with respect to a proposed Transfer, GWW may, by delivering a written notice (an "Election Notice") to the Transferring Shareholder, elect to purchase all (but not only a portion) of the Offered Shares at the Offer Price specified in the Transfer Notice related to such proposed Transfer (or, if such Transfer Notice specified a Market Price, at the higher of (i) the minimum price, if any, specified in such Transfer Notice or (ii) the Market Price, which shall be calculated as if the proposed Transfer had occurred at the close of the market on the trading day immediately prior to the day that GWW delivers such Election Notice to the Transferring Shareholder) and upon the other terms and conditions set forth in such Transfer Notice.

     (c) Notwithstanding anything to the contrary set forth in Section 4.1(b), a Transferring Shareholder may elect not to consummate any proposed Transfer of Offered Shares for which a Transfer Notice has been provided to GWW and may withdraw the Transfer Notice with respect to such Offered Shares by delivering a written notice of such withdrawal to GWW at any time prior to delivery by GWW of an Election Notice with respect to such Offered Shares to the Transferring Shareholder.

     4.2 Right of Transferring Shareholder to Sell. If GWW does not deliver an Election Notice with respect to the Offered Shares to the Transferring Shareholder within the Election Period, then the Transferring Shareholder shall be permitted to Transfer all of the Offered Shares to the proposed purchaser(s) specified in the Transfer Notice at the Offer Price (or, if the Transfer Notice specified a Market Price, at the Market Price) and upon the other terms and conditions set forth in such Transfer Notice, within sixty (60) days following the expiration of the Election Period. If such Transfer is not completed within such sixty (60) day period, the Transferring Shareholder may not Transfer the Offered Shares without again complying with all of the provisions of this Agreement, including this Article IV.

     4.3 Closing of Purchases by GWW. If GWW delivers an Election Notice with respect to the Offered Shares to the Transferring Shareholder within the Election Period, then (i) the Transferring Shareholder shall not Transfer the Offered Shares as contemplated in the Transfer Notice and (ii) the Transferring Shareholder shall Transfer the Offered Shares to GWW as contemplated in the Election Notice. The closing of the purchase and sale of any Offered Shares to be acquired by GWW hereunder shall be held at the offices of GWW on such dates and times as the parties may agree but in any event within ten (10) days following the day that GWW delivered the Election Notice with respect to such Offered Shares to the Transferring Shareholder.

                                   ARTICLE V

                     EXCEPTIONS AND OTHER SPECIAL PROVISIONS
                  CONCERNING NOTICES AND RIGHT OF FIRST REFUSAL

     5.1 Exceptions to Right of First Refusal. Notwithstanding anything to the contrary set forth herein, the provisions of Article IV shall not apply to any of the following Transfers of Restricted Shares by a Slavik Shareholder:

     (a) a Transfer of Restricted Shares to a Permitted Transferee of such Slavik Shareholder or to any other Slavik Shareholder, provided that such Restricted Shares shall continue to be subject to all of the provisions of this Agreement to the same extent as when such Restricted Shares were held by the transferor and, with respect to a Transfer to a Permitted Transferee who is not a Slavik Shareholder, the Permitted Transferee shall, prior to such Transfer, execute and deliver to GWW and to any other issuer of Restricted Shares, a written agreement substantially in the form set forth in Exhibit B attached hereto or otherwise in a form reasonably satisfactory to GWW and any such other issuer, in which the Permitted Transferee shall agree that, as to the Restricted Shares so Transferred, such Permitted Transferee shall be bound by all of the provisions of this Agreement to the same extent as the transferor hereunder (other than the indemnification obligations of the transferor set forth in Article VIII), and provided further that no Transfer of Restricted Shares by a Slavik Shareholder pursuant to this Section 5.1(a) shall limit or otherwise affect such Slavik Shareholder's obligations (including the indemnification obligations of such Slavik Shareholder set forth in Article VIII) under this Agreement;

     (b) a Transfer of New GWW Shares by a Slavik Shareholder pursuant to a "brokers transaction" (within the meaning of section 4(4) of the Securities Act) or a transaction directly with a "market maker" (as that term is defined in section 3(a)(38) of the Securities Act) as contemplated by Rule 144, but only to the extent the New GWW Shares so Transferred by such Slavik Shareholder (together with all other New GWW Shares so Transferred by the Permitted Transferees of such Slavik Shareholder and, if such Slavik Shareholder is a Slavik Transferee, together with all other New GWW Shares so Transferred by the Original Owner of such New GWW Shares and all Permitted Transferees of such Original Owner), do not exceed in the aggregate, during any twelve-month period prior to the tenth Anniversary, the greater of (i) 5,000 shares or (ii) two percent (2%) of the aggregate number of shares of GWW Common Stock owned by such Slavik Shareholder at the time of the Closing, as represented and warranted by such Slavik Shareholder in the schedule that such Slavik Shareholder has previously provided to GWW as contemplated by Section 6.4, or if not so represented and warranted by such Slavik Shareholder, two percent (2%) of the New GWW Shares that were acquired by such Slavik Shareholder (or, if such Slavik Shareholder is a Slavik Transferee, by the Original Owner of such New GWW Shares) in the Liquidation;

     (c) a Transfer of Restricted Shares as a donation to a Charitable Organization;

     (d) a Transfer of Restricted Shares pursuant to the terms of any tender offer made pursuant to Regulation 14D promulgated under the Exchange Act or exchange offer pursuant to a registration statement filed under the Securities Act to purchase or acquire any portion of the outstanding securities constituting the same class of securities as the Restricted Shares being transferred pursuant to this Section 5.1(d) which is extended equally to all holders of securities of such class and which is approved by the board of directors of the issuer of such class of securities, provided that if, following completion of any such offer, the holders of securities of such class immediately prior to such offer, in their capacity as such holders, received capital stock of the entity making such offer having at least a majority of the combined voting power of the capital stock of such entity, then the capital stock of such entity received by the Slavik Shareholders pursuant to such offer shall be subject to all of the provisions of this Agreement;

     (e) a Transfer of Restricted Shares pursuant to any merger or consolidation involving the issuer of Restricted Shares which is approved by the board of directors of such issuer, provided that if, following such merger or consolidation, the holders of securities of such class immediately prior to such merger or consolidation, in their capacity as such holders, received capital stock of an entity involved in such merger or consolidation having at least a majority of the combined voting power of the capital stock of such entity, then the capital stock of such entity received by the Slavik Shareholder pursuant to such merger or consolidation shall be subject to all of the provisions of this Agreement;

     (f) a Transfer of Restricted Shares in connection with any recapitalization, reorganization, reclassification, change of domicile merger or other similar transaction (A) which is approved by the board of directors of the issuer of such Restricted Shares and (B) in which there is no change in the relative percentages of ownership among the holders of the capital stock of the resulting or surviving entity, except for changes resulting from cash payments in lieu of fractional shares, from the percentages of ownership of the class of securities of which such Restricted Shares are a part which existed immediately prior to such transaction, provided that the capital stock of such surviving or resulting entity shall be subject to all of the provisions of this Agreement; and
     (g) a bona fide pledge by a Slavik Shareholder to Glenview State Bank or a Bank which has total assets of at least $1 billion (each, a "Bona Fide Pledgee") of Restricted Shares as collateral security for bona fide indebtedness for borrowed money due from such Slavik Shareholder to such Bona Fide Pledgee, provided that (A) upon any release or termination of such pledge, such Restricted Shares shall continue to be subject to all of the provisions of this Agreement to the same extent as if such shares had not been pledged by the Slavik Shareholder, (B) in the event of a bona fide foreclosure or other similar action resulting in a Transfer of any or all of the pledged Restricted Shares to, by, on behalf of or for the benefit of such Bona Fide Pledgee made in accordance with Rule 144, except as provided in clause (C) of this Section 5.1(g), any such pledged shares shall no longer be subject to any of the provisions of this Agreement and (C) with respect to any bona fide pledge of Restricted Shares made or granted pursuant to an agreement entered into after the date of this Agreement, such Bona Fide Pledgee agrees to provide a written notice to GWW in accordance with Section 10.4 of any foreclosure or similar action resulting in a Transfer of any or all of the pledged Restricted Shares to, by, on behalf of or for the benefit of such Bona Fide Pledgee at least three
(3) Business Days prior to such foreclosure or action, provided that an extension of the term of a pledge agreement in existence prior to the date of this Agreement shall not be deemed to be an agreement entered into after the date of this Agreement.

     5.2 Stock Splits And Dividends. If there is any increase or decrease in the number of issued and outstanding Restricted Shares following the Closing Date resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding Restricted Shares effected without receipt of consideration by GWW or the issuer thereof, as applicable, the shares resulting from such subdivision or consolidation or issued as such dividend or otherwise shall be subject to all of the provisions of this Agreement to the same extent as were the shares as to which such subdivision or consolidation occurred or the shares with respect to which such dividend was distributed or such other increase or decrease occurred.

     5.3 Changes In Ownership Of Certain Entities. If, by reason of any proposed change in the ownership of the stock, partnership interests or member interests, or the identity or ownership interests of the managers of a Permitted Transferee who acquired Restricted Shares pursuant to Section 5.1(a), such corporation, partnership or limited liability company would no longer qualify as a Permitted Transferee under clause (iv) of the "Permitted Transferee" definition, then the event by which such proposed change of ownership shall occur shall be deemed to be a Transfer of all of the Restricted Shares then held by such corporation, partnership or limited liability company which were acquired by such corporation, partnership or limited liability company pursuant to Section 5.1(a), which Transfer must comply with all of the provisions of this Agreement.

                                   ARTICLE VI

            REPRESENTATIONS AND WARRANTIES OF RESTRICTED SIGNATORIES

     Each Restricted Signatory severally represents and warrants to GWW, as of the date of this Agreement, as set forth below. The information disclosed on any Schedule attached hereto shall be deemed to relate solely to the section of this
Article VI to which such Schedule relates and shall not be deemed to relate to any other sections to which such disclosures may apply unless such disclosure is cross-referenced in the Schedule(s) relating to such other section(s), and only to the extent that the applicable information or risk is described.

     6.1 Due Organization. If such Restricted Signatory is not a natural person, such Restricted Signatory is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

     6.2 Due Authorization. If such Restricted Signatory is not a natural person, such Restricted Signatory has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Restricted Signatory is a natural person, such Restricted Signatory has the legal capacity, power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. If such Restricted Signatory is a trust or a custodianship, the trustee of such trust or the custodian of such custodianship, as the case may be, has the legal capacity, power and authority, on behalf of such trust or custodianship, as the case may be, to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. Such Restricted Signatory has taken all action required by Law, such Restricted Signatory's organizational or governing documents (if applicable), or otherwise to authorize the execution, delivery and performance of this Agreement and the consummation by such Restricted Signatory of the transactions contemplated hereby. Such Restricted Signatory has duly and validly executed and delivered this Agreement. This Agreement constitutes legal, valid and binding obligations of such Restricted Signatory, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

     6.3 Consents and Approvals; Authority.

     (a) Except as described in Schedule 6.3(a), no consent, authorization or approval of, filing or registration with, waiver of any right of first refusal or first offer from, or cooperation from, any Governmental Authority or any other Person is necessary in connection with the execution, delivery and performance by such Restricted Signatory of this Agreement or the consummation by such Restricted Signatory of the transactions contemplated hereby.

     (b) The execution, delivery and performance by such Restricted Signatory of this Agreement and the consummation by such Restricted Signatory of the transactions contemplated hereby, do not and will not (i) violate any Law applicable to or binding on such Restricted Signatory, or any of such Restricted Subsidiary's assets or properties; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of such Restricted Signatory under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which such Restricted Signatory is a party or by which such Restricted Signatory or any of such Restricted Subsidiary's assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of such Restricted Signatory or indebtedness secured by any of such Restricted Subsidiary's assets or properties; or (iv) violate or conflict with any provision of the certificate of incorporation, by-laws or similar organizational instruments of such Restricted Signatory.

     6.4 Ownership of GWW Common Stock. Such Restricted Signatory has previously provided to GWW a schedule that sets forth (i) the name, address and taxpayer identification number of such Restricted Signatory, (ii) the number of New GWW Shares (including the number of Escrow Shares) being received by such Restricted Signatory in connection with the Liquidation and (iii) except with respect to John H. Slavik, David A. Slavik, Sean T. Slavik and the Sean Thomas Slavik Trust, (A) the total number of other shares of GWW Common Stock legally or beneficially owned by such Restricted Signatory, (B) the names and accounts in which each of such New GWW Shares and other shares of GWW Common Stock are held and (C) the number of such New GWW Shares and other shares of GWW Common Stock that are subject to a pledge or similar encumbrance and the identity of the pledgee and the date such shares became subject to such pledge or similar encumbrance.

                                  ARTICLE VII

                      REPRESENTATIONS AND WARRANTIES OF GWW

     GWW represents and warrants to the Restricted Signatories, as of the date of this Agreement, as follows:

     7.1 Due Incorporation. GWW is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois, with all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

     7.2 Due Authorization. GWW has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by GWW of this Agreement, and the consummation by GWW of the transactions contemplated hereby, have been duly and validly approved by the board of directors of GWW, and no other actions or proceedings on the part of GWW are necessary to authorize this Agreement or the transactions contemplated hereby. GWW has duly and validly executed and delivered this Agreement. This Agreement constitutes legal, valid and binding obligations of GWW, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies.

     7.3 Consents and Approvals; Authority.


     (a) Except as described in Schedule 7.3(a), no consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by GWW of this Agreement or the consummation by GWW of the transactions contemplated hereby.

     (b) The execution, delivery and performance by GWW of this Agreement, and the consummation by GWW of the transactions contemplated hereby, do not and will not (i) violate any Law applicable to or binding on GWW or any of its assets or properties; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any Lien upon any of the assets or properties of GWW under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any Contract to which GWW is a party or by which GWW or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of GWW or indebtedness secured by its assets or properties; or (iv) violate or conflict with any provision of GWW's articles of incorporation or by-laws.

                                  ARTICLE VIII

                                 INDEMNIFICATION

     8.1 Survival. All of the representations and warranties of the parties hereto contained herein shall survive until the tenth Anniversary.

     8.2 Indemnification by Restricted Signatories. Each Restricted Signatory (and each Permitted Transferee of such Restricted Signatory) severally agrees to indemnify each of the GWW Indemnified Parties against, and agrees to hold each of the GWW Indemnified Parties harmless from, any and all Losses incurred or suffered by any or all of the GWW Indemnified Parties arising out of or in connection with any of the following:

     (a) any breach of or any inaccuracy in (or any third party claim involving an alleged breach of or inaccuracy in) any representation or warranty made by such Restricted Signatory (or by any Permitted Transferee of such Restricted Signatory) in this Agreement; or

     (b) any breach (or any third party claim involving an alleged breach) by such Restricted Signatory (or by any Permitted Transferee of such Restricted Signatory) of or failure (or any third party claim involving an alleged failure) by such Restricted Signatory (or by any Permitted Transferee of such Restricted Signatory) to perform any covenant, agreement or obligation of such Restricted Signatory (or of any Permitted Transferee of such Restricted Signatory) in this Agreement.

     8.3 Indemnification by GWW. GWW agrees to indemnify each Restricted Signatory against, and agrees to hold each of them harmless from, any and all Losses incurred or suffered by such Restricted Signatory arising out of or in connection with any of the following:

     (a) any breach of or any inaccuracy in (or any third party claim involving an alleged breach of or inaccuracy in) any representation or warranty made by GWW in this Agreement; or

     (b) any breach (or any third party claim involving an alleged breach) of or failure (or any third party claim involving an alleged failure) by GWW to perform any covenant, agreement or obligation of GWW in this Agreement.

     8.4 Claims. As soon as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement not involving a claim, or the commencement of any suit, action or proceeding, of the type described in Section 8.5, the Indemnified Person shall give notice to the Indemnifying Person of such claim; provided, that the failure of the Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this Article VIII, except to the extent the Indemnifying Person shall have been materially prejudiced thereby.

     8.5 Notice of Third Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto in respect of which indemnity may be sought under this Agreement; provided, that the failure of the Indemnified Person to give notice shall not relieve the Indemnifying Person of its obligations under this Article VIII, except to the extent the Indemnifying Person shall have been materially prejudiced thereby. The Indemnifying Person may, at its own expense, (a) participate in the defense of any such claim, suit, action or proceeding and (b) upon notice to the Indemnified Person and the

Indemnifying Person's delivering to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification pursuant to Section
8.2 or Section 8.3 for all Losses arising out of such claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Loss resulting therefrom, at any time during the course of any such claim, suit, action or proceeding, assume the defense thereof; provided, that (i) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person and (ii) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest, then such Indemnified Person may employ separate counsel to represent or defend it in any such claim, action, suit or proceeding and the Indemnifying Person shall pay the reasonable fees and disbursements of such separate counsel. Whether or not the Indemnifying Person chooses to defend or prosecute any such claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

     8.6 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, as the case may be, of any such claim, suit, action or proceeding of the kind referred to in
Section 8.5 shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise; provided, that no obligation, restriction or Loss shall be imposed on the Indemnified Person or the Indemnifying Person (other than obligations arising under this Agreement) as a result of such settlement without its prior written consent, which consent shall not be unreasonably withheld. The Indemnified Person will give the Indemnifying Person at least fifteen (15) days' notice of any proposed settlement or compromise of any claim, suit, action or proceeding referred to in Section 8.5 that it is defending, during which time the Indemnifying Person may, on reasonable grounds, reject such proposed settlement or compromise; provided, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such claim, suit, action or proceeding and any and all Losses in connection therewith. Likewise, the Indemnifying Person will give the Indemnified Person at least fifteen (15) days' notice of any proposed settlement or compromise of any claim, suit, action or proceeding referred to in Section 8.5 that it is defending, during which time the Indemnified Person may, on reasonable grounds, reject such proposed settlement or compromise; provided, that from and after such rejection, the Indemnified Person shall defend the claim at its expense and the Indemnifying Person's liability shall be limited to the amount of the proposed settlement or compromise.

     8.7 Failure of Indemnifying Person to Act. In the event that the Indemnifying Person does not elect to assume the defense of any claim, suit, action or proceeding, then any failure of the Indemnified Person to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of its obligations hereunder.

     8.8 Acknowledgment; No Obligation to Set-Off Against Escrow Fund. Each Restricted Signatory agrees and acknowledges that (i) the right of indemnification of the GWW Indemnified Parties hereunder is absolute, (ii) the indemnification obligations of such Restricted Signatory shall not in any manner be limited to the Escrow Shares or any other assets that may be contained in the Escrow Fund at any time, and (iii) the GWW Indemnified Parties are not obligated to seek satisfaction of a claim for indemnification pursuant to this Agreement from the Escrow Fund established pursuant to the Escrow Agreement prior to seeking satisfaction of such a claim from such Restricted Signatory.

                                   ARTICLE IX

                                     LEGENDS

     9.1 Legends. For so long as the restrictions hereunder are applicable to such shares as determined by GWW in GWW's reasonable discretion, in addition to the Securities Act Legend and any other legends required by the Purchase Agreement, all certificates representing New GWW Shares shall be stamped or otherwise imprinted with a legend (the "Share Transfer Restriction Agreement Legend") in substantially the following form: "The sale, transfer or other disposition of the shares represented by this certificate prior to February 28, 2012 is subject to, and may not be made except in compliance with, the conditions specified in a Share Transfer Restriction Agreement with W.W. Grainger, Inc. (the "Company"). A copy of the Share Transfer Restriction Agreement is on file and may be inspected at the principal office of the Company and will be furnished by the Company to the holder hereof upon request and without charge."

     9.2 Removal of Legends.


     (a) Upon receipt by GWW of a written notice from a Slavik Shareholder stating that such Slavik Shareholder has made or is making a Transfer described in Section 5.1(b), (c), (d), (e) or (f) of any New GWW Shares (other than a Transfer in which New GWW Shares will remain subject to the provisions of this Agreement) or a Transfer in accordance with Section 4.2 of any New GWW Shares for which GWW did not deliver an Election Notice, along with the certificate or certificates representing the New GWW Shares Transferred or to be Transferred, GWW shall promptly instruct its transfer agent to register the number of shares Transferred or to be Transferred in the name of the transferee or to the selling broker in "street name" and to deliver one or more new certificates representing such Transferred shares to the Slavik Shareholder or to the Slavik Shareholder's designee(s), which new certificate or certificates shall not contain the Share Transfer Restriction Agreement Legend, provided that GWW shall have no obligation to provide such instructions to its transfer agent unless and until GWW has received satisfactory written evidence that such Transfer was made or is being made in accordance with the requirements of Rule 144 and 145 and otherwise in compliance with the Securities Act and all applicable state securities laws as contemplated by Section 9.2(b).

     (b) Upon receipt by GWW of satisfactory written evidence (which evidence shall include, at GWW's reasonable request, an opinion of counsel reasonably acceptable to GWW, in form and substance reasonably acceptable to GWW) that a Slavik Shareholder has Transferred or is Transferring New GWW Shares in accordance with the requirements of Rule 144 and 145 and otherwise in compliance with the Securities Act and all applicable state securities laws, along with the certificate or certificates representing the New GWW Shares Transferred or to be Transferred, GWW shall promptly instruct its transfer agent to register the number of shares Transferred or to be Transferred in the name of the transferee or to the selling broker in "street name" and to deliver one or more new certificates representing such Transferred shares to the Slavik Shareholder or to the Slavik Shareholder's designee(s), which new certificate or certificates shall not contain the Securities Act Legend, provided that GWW shall have no obligation to provide such instructions to its transfer agent unless such Transfer was made or is being made in compliance with all of the provisions of this Agreement.

     (c) At any time following the tenth Anniversary, upon receipt by GWW from any Slavik Shareholder of one or more certificates representing Restricted Shares, GWW shall promptly instruct its transfer agent to (i) cancel such returned certificate or certificates and (ii) deliver one or more new certificates representing such Restricted Shares to such Slavik Shareholder or to such Slavik Shareholder's designee, which new certificate or certificates shall not contain the Share Transfer Restriction Agreement Legend.

     9.3 Later Delivery of Certificates. In the event that any additional shares of GWW Common Stock or other shares of capital stock or securities shall become New GWW Shares at any time following the Closing, upon the request of GWW, the holder of such New GWW Shares shall promptly deliver the certificates for such New GWW Shares to GWW for the sole purpose of permitting GWW to stamp or otherwise imprint the Share Transfer Restriction Agreement Legend thereon. GWW shall promptly return such certificates to such holder after GWW has so stamped or imprinted such certificates.

     9.4 Uncertificated Shares. To the extent any New GWW Shares are not evidenced by certificates, the books and records of GWW or the applicable issuer (including those maintained by the registrar or transfer agent of such class of New GWW Shares) shall contain appropriate notation indicating that such shares are subject to, and the Transfer thereof is subject to, and may not be made except in compliance with, all of the provisions of this Agreement.

     9.5 No Limitation of Indemnification Obligations. Nothing in this Article IX shall limit or otherwise affect the indemnification obligations of the Restricted Signatories (or their respective Permitted Transferees) set forth in
Article VIII or the obligation of any Restricted Signatory or Slavik Shareholder to comply with all of the provisions of this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

     10.1 Termination In Certain Events. The provisions of this Agreement shall terminate and be of no further force and effect (i) with respect to any particular class of Restricted Shares, upon the liquidation or dissolution of the issuer of such class of Restricted Shares, (ii) with respect to any particular class of Restricted Shares, upon the occurrence of any reorganization, merger, consolidation or other transaction in which the holders of securities of the same class as the applicable Restricted Shares immediately prior to such event, in their capacity as such holders, own less than 50% of the combined voting power of the surviving or resulting entity or (iii) upon the tenth Anniversary.

     10.2 Implementing Agreement. Subject to the terms and conditions hereof, each party hereto shall take all action required of it to fulfill its obligations under the terms of this Agreement and shall otherwise use all commercially reasonable efforts to facilitate the consummation of the transactions contemplated hereby. Each party hereto agrees that he, she or it will take no action that would have the effect of preventing or impairing the performance by any party hereto of its respective obligations under this Agreement.

     10.3 Amendment. This Agreement may be amended, modified or supplemented but only with the written consent of GWW and each Slavik Shareholder affected by such amendment. Without limiting the generality of the foregoing, any Slavik Shareholder may at any time request that GWW execute and deliver to such Slavik Shareholder a written agreement in which GWW agrees to waive or to otherwise amend, modify or supplement the provisions of this Agreement with respect to any or all of the Restricted Shares owned by such Slavik Shareholder or with respect to any particular transaction regarding any or all of the Restricted Shares owned by such Slavik Shareholder, provided that GWW shall have the right to accept or reject all or any part of such Slavik Shareholder's request in GWW's sole and absolute judgment.

     10.4 Notices. Any notice, request, instruction or other document to be given hereunder by a party hereto shall be in writing and shall be deemed to have been received, (a) when delivered if given in person or by courier or a courier service such as Federal Express, DHL or other similar services, (b) on the date of transmission if sent by facsimile or other wire transmission (receipt confirmed by return facsimile) or (c) five (5) Business Days after being deposited in the U.S. mail, certified or registered mail, postage prepaid:

     (a) If to any Restricted Signatory, addressed to the address listed for such Restricted Signatory on the schedule for such Restricted Signatory referred to in Section 6.4, with a copy to:

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60606-5096
                  Attention: Daniel N. Zucker, Esq.
                  Facsimile No.: (312) 984-2097

                  and

                  Mark IV Capital, Inc.
                  100 Bayview Circle, Suite 4500
                  Newport Beach, California 92650
                  Attention: President
                  Facsimile No.: (949) 509-1104

     (b) If to a Slavik Transferee, to the address listed for such Slavik Transferee pursuant to the written agreement executed and delivered by such Slavik Transferee as contemplated by Section 5.1(a), with a copy to:

                  McDermott, Will & Emery
                  227 West Monroe Street
                  Chicago, Illinois 60606-5096
                  Attention: Daniel N. Zucker, Esq.
                  Facsimile No.: (312) 984-2097

                  and

                  Mark IV Capital, Inc.
                  100 Bayview Circle, Suite 4500
                  Newport Beach, California 92650
                  Attention: President
                  Facsimile No.: (949) 509-1104

(c)      If to GWW, addressed as follows:

                  W.W. Grainger, Inc.
                  100 Grainger Parkway
                  Lake Forest, Illinois 60045
                  Attention: Corporate Secretary
                  Facsimile No.: (847) 535-1045

                  with a copy to:

                  W.W. Grainger, Inc.
                  100 Grainger Parkway
                  Lake Forest, Illinois 60045
                  Attention: General Counsel
                  Facsimile No.: (847) 535-4585

                  and

                  Mayer, Brown, Rowe & Maw
                  190 South LaSalle Street
                  Chicago, Illinois  60603
                  Attention: Frederick B. Thomas, Esq.
                  Facsimile No.:  (312) 701-7711

or to such other individual or address as a party hereto may designate for itself by notice given as herein provided.

     10.5 Effect of Investigation. Any due diligence review, audit or other investigation or inquiry undertaken or performed by or on behalf of GWW shall not limit, qualify, modify or amend the representations, warranties, covenants or obligations of (including indemnities by) any Restricted Signatory made or undertaken pursuant to this Agreement, irrespective of the knowledge and information received (or which should have been received) therefrom by GWW.

     10.6 Payments in Dollars. Except as otherwise provided herein, all payments pursuant hereto shall be made by electronic wire transfer in United States Dollars in same day or immediately available funds.

     10.7 Waivers. The failure of a party hereto at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver by a party of any condition or of any breach of any term, covenant, representation or warranty contained in this Agreement shall be effective unless in writing, and no waiver in any one or more instances shall be deemed to be a further or continuing waiver of any such condition or breach in other instances or a waiver of any other condition or breach of any other term, covenant, representation or warranty.

     10.8 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature and a facsimile signature shall constitute an original signature for all purposes.

     10.9 Successors And Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and legal representatives. Additionally the parties hereto agree that, to the extent GWW is not the issuer of a particular class of securities or Restricted Shares subject to this Agreement, GWW shall have the right to assign to the issuer of such class of securities or Restricted Shares GWW's rights and obligations under this Agreement with respect to such class of securities or Restricted Shares and any such assignment will not operate as a termination or limitation of GWW's rights and obligations under this Agreement with respect to any other class of securities or Restricted Shares. GWW shall remain liable for any of its obligations under this Agreement that are assigned in accordance with this
Section 10.9.

     10.10 Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     10.11 Remedies. The remedies provided in this Agreement shall be cumulative and shall not preclude the assertion or exercise of any other rights or remedies available by Law, in equity or otherwise. Each of the parties hereto hereby acknowledges and agrees that the other parties would be damaged irreparably in the event that any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached. Each of the parties hereto hereby agrees that the other parties shall be entitled to an injunction or injunctions to prevent breaches (or threatened breaches) of the provisions of this Agreement and to enforce specific performance of the provisions of this Agreement in addition to any other remedies provided in this Agreement and any other rights or remedies available by Law, in equity or otherwise.

     10.12 Entire Understanding. This Agreement, the Purchase Agreement and the Escrow Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby and supersede any and all prior agreements, arrangements and understandings among the parties (including the Mutual Letter of Intent dated as of January 24, 2002 by and between GWW and MCC) relating to the subject matter hereof.

     10.13 Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Illinois without giving effect to the principles of conflicts of law thereof.

     10.14 Jurisdiction of Disputes; Waiver of Jury Trial. The state courts of the County of Cook, Illinois and the United States District Court for the Northern District of Illinois shall have the exclusive jurisdiction over any and all litigation, proceeding or other legal action relating to or arising out of this Agreement, the subject matter hereof or the transactions contemplated hereby. Each of the parties hereto hereby irrevocably (a) submits to the personal jurisdiction of such courts over such party in connection with any litigation, proceeding or other legal action relating to or arising out of this Agreement or the subject matter hereof or the transactions contemplated hereby,
(b) waives to the fullest extent permitted by Law any objection to the venue of any such litigation, proceeding or other legal action which is brought in any such court and (c) agrees to the mailing of service of process to the address specified above for such party as an alternative method of service of process in any such litigation, proceeding or other legal proceeding brought in any such court. EACH PARTY HERETO WAIVES THE RIGHT TO A TRIAL BY JURY IN ANY LITIGATION, PROCEEDING OR OTHER LEGAL ACTION RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     10.15 Acknowledgement of each Restricted Signatory. Each Restricted Signatory represents to GWW that he, she or it is knowledgeable and sophisticated as to business matters, including the subject matter of this Agreement, that such Restricted Signatory has read this Agreement and that he, she or it understands its terms. Each Restricted Signatory acknowledges that, prior to assenting to the terms of this Agreement, he, she or it has been given a reasonable time to review it, to consult with counsel of his, her or its choice and to negotiate at arm's-length with GWW as to its contents. Each Restricted Signatory and GWW agree that the language used in this Agreement is the language chosen by the parties to express their mutual intent, and that no rule or strict construction is to be applied against any Restricted Signatory or GWW.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.



                                 W.W. GRAINGER, INC.


                                 By:     /s/ Richard L. Keyser
                                         ---------------------------------------
                                 Name:   Richard  L. Keyser
                                 Title:  Chairman of the Board and
                                         Chief Executive Officer


                                 The Original MCC Shareholders:


                                 BRENNAN SLAVIK TRUST


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 EVAN MICHAEL SLAVIK TRUST


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                         Title:  Trustee


                                 SUSAN SLAVIK INTER-VIVOS TRUST


                                 By:     /s/ Susan Slavik Williams
                                         ---------------------------------------
                                 Name:   Susan Slavik Williams
                                 Title:  Trustee

                                 JAMES AND GLENYS SLAVIK 2000 EXEMPT
                                 TRUST FBO BRENNAN JAMES SLAVIK


                                 By:     /s/ Glenys Slavik
                                        ----------------------------------------
                                 Name:   Glenys Slavik
                                 Title:  Trustee


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 JAMES AND GLENYS SLAVIK 2000 EXEMPT TRUST
                                 FBO EVAN MICHAEL SLAVIK


                                 By:     /s/ Glenys Slavik
                                         ---------------------------------------
                                 Name:   Glenys Slavik
                                 Title:  Trustee


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 PAUL AND CATHIE SLAVIK 2000 EXEMPT
                                 TRUST FBO LAUREN D. SLAVIK


                                 By:     /s/ Cathie Slavik
                                         ---------------------------------------
                                 Name:   Cathie Slavik
                                 Title:  Trustee


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee

                                 PAUL AND CATHIE SLAVIK 2000 EXEMPT
                                 TRUST FBO LINDSAY C. SLAVIK


                                 By:     /s/ Cathie Slavik
                                         ---------------------------------------
                                 Name:   Cathie Slavik
                                 Title:  Trustee


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 SUSAN SLAVIK WILLIAMS & FELIX WILLIAMS
                                 2000 TRUST


                                 By:     /s/ Felix N. Williams, III
                                         ---------------------------------------
                                 Name:   Felix N. Williams, III
                                 Title:  Trustee

                                 By:     /s/ James Garrity
                                         ---------------------------------------
                                 Name:   James Garrity
                                 Title:  Trustee



                                 SEAN THOMAS SLAVIK TRUST


                                 By:     /s/ John H. Slavik
                                         ---------------------------------------
                                 Name:   John H. Slavik
                                 Title:  Trustee

                                 By:     /s/ Gary R. King
                                         ---------------------------------------
                                 Name:   Gary R. King
                                 Title:  Trustee



                                 LAUREN DANIELLE SLAVIK TRUST
                                 ESTABLISHED DECEMBER 28, 1987


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee

                                 LINDSAY SLAVIK TRUST ESTABLISHED
                                 OCTOBER 1, 1989


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 THE JAMES D. SLAVIK SEPARATE PROPERTY TRUST
                                 ESTABLISHED FEBRUARY 27, 1974, AS AMENDED


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 THE PAUL A. SLAVIK TRUST ESTABLISHED
                                 JANUARY 26, 1993


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 /s/ John H. Slavik
                                 -----------------------------------------------
                                 John H. Slavik, individually


                                        Acknowledged, Consented to and Agreed:

                                        /s/ Kathleen A. Slavik
                                        ----------------------------------------
                                        Kathleen A. Slavik




                                 /s/ Sean T. Slavik
                                 -----------------------------------------------
                                 Sean T. Slavik, individually

                                 /s/ David A. Slavik
                                 -----------------------------------------------
                                 David A. Slavik, individually


                                         Acknowledged, Consented to and Agreed:

                                         /s/ Jocelyne Slavik
                                         ---------------------------------------
                                         Jocelyne Slavik



                                 The Other Shareholders:


                                 MARK IV CAPITAL, INC.


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  President


                                 THE JAMES AND GLENYS SLAVIK FAMILY
                                 TRUST ESTABLISHED JUNE 6, 1990


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 TRUST UNDER THE WILLS OF
                                 ELMER O. SLAVIK AND ANTOINETTE
                                 SLAVIK FBO JAMES D. SLAVIK


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee

                                 TRUST UNDER THE WILLS OF ELMER O. SLAVIK
                                 AND ANTOINETTE SLAVIK FBO PAUL A. SLAVIK


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 TRUST  UNDER  THE  WILLS  OF
                                 ELMER O.  SLAVIK  AND  ANTOINETTE
                                 SLAVIK FBO SUSAN A. SLAVIK


                                 By:     /s/ James D. Slavik
                                         ---------------------------------------
                                 Name:   James D. Slavik
                                 Title:  Trustee


                                 By:     /s/ Paul A. Slavik
                                         ---------------------------------------
                                 Name:   Paul A. Slavik
                                 Title:  Trustee


                                 SLAVIK FAMILY INCOME TRUST


                                 By:     /s/ Susan Ann Slavik
                                         ---------------------------------------
                                 Name:   Susan Ann Slavik
                                 Title:  Trustee


                                 /s/ Paul A. Slavik
                                 -----------------------------------------------
                                 Paul A. Slavik, as custodian for
                                 Brennan J. Slavik



                                 /s/ Paul A. Slavik
                                 -----------------------------------------------
                                 Paul A. Slavik, as custodian for
                                 Evan M. Slavik



                                 /s/ Glenys N. Slavik
                                 -----------------------------------------------
                                 Glenys N. Slavik, individually



                                 /s/ Brennan J. Slavik
                                 -----------------------------------------------
                                 Brennan J. Slavik, individually



                                 /s/ Evan M. Slavik
                                 -----------------------------------------------
                                 Evan M. Slavik, individually

                                Table of Contents


                                                                           Page


ARTICLE I        DEFINITIONS..................................................3

    1.1     Definitions.......................................................3

    1.2     Interpretation....................................................9

ARTICLE II       RESTRICTIONS ON TRANSFERS OF NEW GWW SHARES..................9

    2.1     Restrictions On Transfers of New GWW Shares.......................9

ARTICLE III      NOTICES OF TRANSFER.........................................11

    3.1     Requirement to Provide Transfer Notice...........................11

    3.2     Contents of Transfer Notice......................................11

ARTICLE IV       RIGHT OF FIRST REFUSAL......................................12

    4.1     Right of GWW to Purchase.........................................12

    4.2     Right of Transferring Shareholder to Sell........................12

    4.3     Closing of Purchases by GWW......................................13

ARTICLE V        EXCEPTIONS AND OTHER SPECIAL PROVISIONS CONCERNING
                 NOTICEs OF FIRST REFUSAL ...................................13

    5.1     Exceptions to Right of First Refusal.............................13

    5.2     Stock Splits And Dividends.......................................15

    5.3     Changes In Ownership Of Certain Entities.........................15

ARTICLE VI       REPRESENTATIONS AND WARRANTIES OF RESTRICTED
                 SIGNATORIES  ...............................................15

    6.1     Due Organization.................................................15

    6.2     Due Authorization................................................15

    6.3     Consents and Approvals; Authority................................16

    6.4     Ownership of GWW Common Stock....................................16

ARTICLE VII      REPRESENTATIONS AND WARRANTIES OF GWW.......................17

    7.1     Due Incorporation................................................17

    7.2     Due Authorization................................................17

    7.3     Consents and Approvals; Authority................................17

ARTICLE VIII     INDEMNIFICATION.............................................18

    8.1     Survival.........................................................18

    8.2     Indemnification by Restricted Signatories........................18

    8.3     Indemnification by GWW...........................................18

    8.4     Claims...........................................................18

    8.5     Notice of Third Party Claims; Assumption of Defense..............18

    8.6     Settlement or Compromise.........................................19

    8.7     Failure of Indemnifying Person to Act............................20

    8.8     Acknowledgment; No Obligation to Set-Off Against Escrow Fund.....20

ARTICLE IX       LEGENDS.....................................................20

    9.1     Legends..........................................................20

    9.2     Removal of Legends. .............................................20

    9.3     Later Delivery of Certificates...................................21

    9.4     Uncertificated Shares............................................21

    9.5     No Limitation of Indemnification Obligations.....................21

ARTICLE X        MISCELLANEOUS...............................................21

    10.1    Termination In Certain Events....................................21

    10.2    Implementing Agreement...........................................21

    10.3    Amendment........................................................22

    10.4    Notices..........................................................22

    10.5    Effect of Investigation..........................................23

    10.6    Payments in Dollars..............................................24

    10.7    Waivers..........................................................24

    10.8    Counterparts.....................................................24

    10.9    Successors And Assigns...........................................24

    10.10   Severability.....................................................24

    10.11   Remedies.........................................................24

    10.12   Entire Understanding.............................................25

    10.13   Applicable Law...................................................25

    10.14   Jurisdiction of Disputes; Waiver of Jury Trial...................25

    10.15   Acknowledgement of each Restricted Signatory.....................25


EXHIBITS

Exhibit A         Form of Transfer Notice
Exhibit B         Form of Joinder Agreement



                                       -ii-